UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2023

BORGWARNER INC.
________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

3850 Hamlin Road,	Auburn Hills,	Michigan	48326
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (248) 754-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BWA	New York Stock Exchange
1.00% Senior Notes due 2031	BWA31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

On July 3, 2023 (the “Distribution Date”), at 5:00 p.m. Eastern Daylight time, BorgWarner Inc. (the “Company”, “we,” “us,” or “our”) completed the previously announced separation of our Fuel Systems and Aftermarket businesses by way of a distribution of 100% of the outstanding shares of common stock of PHINIA Inc. (“PHINIA”) to holders of record of common stock of the Company on a pro rata basis (the “Spin-Off”). Each holder of record of common stock of the Company received one share of PHINIA common stock for every five shares of common stock of the Company held on June 23, 2023, the record date for the distribution. In lieu of fractional shares of PHINIA, shareholders of the Company will receive cash.

The Spin-Off was completed in accordance with a Separation and Distribution Agreement we entered into with PHINIA on July 2, 2023. The Separation and Distribution Agreement sets forth our agreements with PHINIA regarding the principal actions taken in connection with the Spin-Off. It also sets forth other agreements that govern aspects of our relationship with PHINIA following the Spin-Off. The description of the terms of the Separation and Distribution Agreement included under Item 1.01 of our Current Report on Form 8-K filed on July 7, 2023 is incorporated into this Item 2.01 by reference.

Item 9.01     Financial Statements and Exhibits

(b) Pro Forma Financial Information. The following unaudited pro forma financial information of the Company is filed as Exhibit 99.1 and is incorporated herein by reference:

•Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2023.

•Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2023 and each of the years ended December 31, 2022, 2021 and 2020.

•Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

(d)     Exhibits. The following exhibits are being furnished as part of this Report.

Exhibit Number	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company
104.1	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BorgWarner Inc.

Date: July 10, 2023	By:	/s/ Tonit M. Calaway
Name: Tonit M. Calaway
Title: Executive Vice President and Secretary